July 8, 1996


VIA FACSIMILE MAIL
Lakeville Investors           The Balcor Company        Daniel J. Perlman, Esq.
c/o The Balcor Company        2355 Waukegan Road        Katten Muchin & Zavis
2355 Waukegan Road            Suite A200                Suite 2100
Suite A200                    Bannockburn, IL  60015    525 W. Monroe Street
Bannockburn, IL  60015        Attn:  Al Lieberman       Chicago, IL  60661
Attn:  Ilona Adams


     Re: Agreement of Sale, dated as of the 23rd day of April, 1996 (the "Agreement") between Lakeville Investors, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Lakeville Apartments, Petaluma, California ("the Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

Purchaser hereby requests that the Agreement be modified to change
August 3, 1996 in the seventh line of Section 9 thereof to September 3, 1996. Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.


                                    ERP OPERATING LIMITED PARTNERSHIP,
                                    an Illinois limited partnership

                                    By:  Equity Residential Properties Trust,
                                         a Maryland Real Estate Investment
                                         Trust, its general partner

                                         By:  /s/ Shelley L. Dunck
                                              -------------------------------
                                                  Shelley L. Dunck
                                                  Vice President

Approved and Accepted this 8th day of July, 1996

LAKEVILLE INVESTORS

By:  Balcor Realty Investors 85-Series III A Real
     Estate Limited Partnership, a partner

     By:  Balcor Partners-XVIII, an Illinois
          general partnership, its general partner

          By:  The Balcor Company, a Delaware
               corporation, a general partner

               By:  /s/ Alan Lieberman
                    -----------------------------
               Name:    Alan Lieberman
               Title:   Senior Vice President

By:  Lakeville Partners, an Illinois limited partnership,
     a partner

     By:  Balcor Partners-XIX, an Illinois general partnership, its general partner

          By:  The Balcor Company, a Delaware
               corporation, a general partner

               By:  /s/ Alan Lieberman
                    ------------------------------
               Name:    Alan Lieberman
               Title:   Senior Vice President